BLACKROCK FUNDSSM

BlackRock Disciplined Small Cap Core Fund

(the “Fund”)

Supplement dated January 24, 2017 to the Fund’s

Prospectus dated September 28, 2016

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Travis Cooke, CFA	2013	Managing Director of BlackRock, Inc.

The section entitled “Details About the Fund—How the Fund Invests—About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND

Travis Cooke, CFA, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund—Portfolio Manager Information” for additional information about the portfolio manager.

The section entitled “Management of the Fund—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Travis Cooke, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

Shareholders should retain this Supplement for future reference.

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